EXHIBIT 10.38



                          COOPERATIVE COMPUTING HOLDING
                                  COMPANY, INC.

                       2001 BROAD-BASED STOCK OPTION PLAN


1.   PURPOSE

     Cooperative Computing Holding Company, Inc., a Delaware corporation (herein, together with its successors, referred to as the "COMPANY"), by means of this 2001 Broad-Based Stock Option Plan (the "PLAN"), desires to afford employees of the Company and any direct or indirect subsidiary or parent corporation thereof now existing or hereafter formed or acquired (such corporations sometimes referred to herein as "RELATED ENTITIES") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. Certain definitions used herein are defined in SECTION 15 of this Plan.

     The stock options described in SECTION 6 (the "OPTIONS"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options, are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE").

2.   ADMINISTRATION

     The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "BOARD OF DIRECTORS"), or by any other committee appointed by the Board of Directors to administer the Plan (the "COMMITTEE"); PROVIDED that the entire Board of Directors may act as the Committee if it chooses to do so; and PROVIDED, FURTHER, that for so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Committee shall be composed solely of two or more "Non-Employee Directors" as defined in Rule 16b-3, as amended ("RULE 16B-3"), promulgated thereunder.

     The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of
SECTION 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. Whenever the Company shall have a class of equity securities registered pursuant to Section 12 of the Exchange Act, the Committee shall administer the Plan so as to comply at all times with the Exchange Act.

     The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be less than two or, if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, any other number that Rule 16b-3 or other applicable rules under Section 16(b) of the Exchange Act or any successor or analogous rules or laws may require from time to time.

3.   SHARES AVAILABLE AND MAXIMUM INDIVIDUAL GRANTS

     Subject to the adjustments provided in SECTION 7, the maximum aggregate number of shares of common stock, par value $0.01 per share, of the Company ("COMMON STOCK") in respect of which Options may be granted for all purposes under the Plan shall be 600,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of any such Option, the termination of any such Option prior to exercise, or the forfeiture of any such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock or (ii) issued shares of such Common Stock held in the Company's treasury.

     The maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Employee during the Term (as hereinafter defined) of the Plan shall be 5,000 shares, subject to the adjustments provided in SECTION 7. For purposes of the preceding sentence, Options that are cancelled shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Employee during the Term of the Plan.

4.   ELIGIBILITY AND BASES OF PARTICIPATION

     Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan to Employees. As used herein, the term "EMPLOYEE" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on the date of such grant.

     The adoption of the Plan shall not be deemed to give any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "PERSON"), a right to be granted any Options.

5.   AUTHORITY OF COMMITTEE

    Subject to and not inconsistent with the express provisions of the Plan (including SECTION 6 hereof), the Code and, if applicable, Rule 16b-3, the Committee shall have plenary authority to:

     a. determine the Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable, the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

     b. require, as a condition to the granting of any Option, that the Employee receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) of the Company for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

     c. provide for (in accordance with SECTION 10 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise unless, as determined by the Committee in the exercise of its discretion, such procedure is not permitted by applicable law;

     d. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

     e. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business.

     Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option, made in good faith, shall be final, conclusive and binding on all parties. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; PROVIDED, HOWEVER, that any such delegation shall be in writing. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.   STOCK OPTION GRANTS

     Subject to the express provisions of the Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("INCENTIVE OPTIONS"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("NON-QUALIFIED OPTIONS"), and to grant both types of Options. No Option shall be granted pursuant to the Plan after seven years from the date of adoption of the Plan. The terms and conditions of the Options granted under this SECTION 6 shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted under this SECTION 6 shall be subject to all terms and provisions of the Plan, including the following:

     a. OPTION EXERCISE PRICE. Subject to SECTION 4, the Committee shall establish the Option exercise price at the time any Option is granted to an Employee at such amount as the Committee shall determine; PROVIDED that in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and PROVIDED, FURTHER, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted.
          The Option exercise price shall be subject to adjustment in accordance with the provisions of SECTION 7 of the Plan.

     b. PAYMENT. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee.

     c. VESTING OF STOCK OPTIONS. Unless otherwise determined by the Committee at the time of grant, and subject to the provisions of subsections 6(d), (e), (f), (g) and (h) below, Options granted hereunder shall vest according to the vesting schedule set forth below:

          (i) one-fifth of the shares of Common Stock underlying the Option grant shall vest on the first anniversary of the date of grant;

          (ii) an additional one-fifth of the shares of Common Stock underlying the Option grant shall vest on the second anniversary of the date of grant;

          (iii) an additional one-fifth of the shares of Common Stock underlying the Option grant shall vest on the third anniversary of the date of grant;

          (iv) an additional one-fifth of the shares of Common Stock underlying the Option grant shall vest on the fourth anniversary of the date of grant;

          (v) the final one-fifth of the shares of Common Stock underlying the Option grant shall vest on the fifth anniversary of the date of grant;

          (vi) the vesting of an Option may be accelerated by the Committee at a rate not to exceed 13.3333% of the shares of Common Stock subject to such Option per year if the Company meets certain performance goals attributed to such Option by the Committee;

          (vii) except to the extent that on or prior to such date the Company consummates an IPO, all Options outstanding under the Plan shall automatically vest on January 1, 2008; and

          (viii) all Options outstanding under the Plan shall automatically vest immediately prior to the consummation of a Change of Control.

     d.   CASH-OUT; EXERCISABILITY OF STOCK OPTIONS.

          (i)  GENERAL.

               (A) Subject to the further provisions of this subsection 6(d), to the extent that an Option granted hereunder shall have become vested, such Option shall become exercisable only upon and following the Exercisability Date.

               (B) No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless as to any Non-Qualified Option, otherwise expressly provided in such Option; PROVIDED, HOWEVER, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

          (ii) PRIOR TO THE EXERCISABILITY DATE.

               (A) CHANGE OF CONTROL. If prior to the Exercisability Date, a Change of Control shall occur in which the Person effecting or surviving the Change of Control neither assumes the Option nor replaces the Option with a comparable right to purchase equity securities of the Person effecting or surviving the Change of Control, the Board shall have the discretion to determine the treatment with respect to Options granted pursuant to the Plan, including, without limitation, the discretion to immediately terminate the Option held by such optionee and to grant such optionee, in lieu thereof, the right to receive an amount for each Option held by such optionee equal to (x) the Fair Market Value of a share of Common Stock on the date of the consummation of such Change of Control, less the per share exercise price of such Option, multiplied by (y) the number of shares of Common Stock vested under such Option as of the Change of Control (taking into account any shares that vest as a result of such Change of Control).

               (B) SALE OF A RELATED ENTITY. If prior to the Exercisability Date, the Company shall close a transaction providing for the sale of a Related Entity, then the Option held by each optionee who continues his/her employment with such Related Entity following such transaction shall immediately terminate and, unless otherwise determined by the Committee pursuant to the following proviso, such optionee shall forfeit all rights with respect thereto and shall not be entitled to any payment in lieu thereof.

               (C) OTHER TERMINATION OF EMPLOYMENT. If prior to the Exercisability Date, the employment of an optionee with the Company or a Related Entity terminates for any reason (including as a result of such optionee's death or Disability), the Option held by such optionee shall immediately terminate and such optionee shall forfeit all rights with respect thereto and shall not be entitled to any payment in lieu thereof.

          (iii)     FOLLOWING THE EXERCISABILITY DATE.

               (A) DEATH. Subject to subsection (G) and subsection 6(h) below, if an optionee's employment with the Company or a Related Entity terminates due to the death of such optionee following the Exercisability Date, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 90 days of after the date of such optionee's termination (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

               (B) DISABILITY. Subject to subsection (G) and subsection 6(h) below, if the employment of an optionee terminates because of his or her Disability following the Exercisability Date, such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 90 days of after the date of such optionee's termination (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

               (C) TERMINATION FOR GOOD CAUSE; VOLUNTARY TERMINATION. Subject to subsection (G) and subsection 6(h) below, if following the Exercisability Date the employment of an optionee with the Company or any Related Entity is terminated by the Company or any Related Entity for Good Cause or if such optionee voluntarily terminates employment without the consent of the Company or any Related Entity, such optionee shall immediately forfeit all rights under his or her Option, except as to the shares of stock already purchased thereunder. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

               (D) CHANGE OF CONTROL. If following the Exercisability Date, a Change of Control shall occur in which the Person effecting or surviving the Change of Control neither assumes the Option nor replaces the Option with a comparable right to purchase equity securities of the Person effecting or surviving the Change of Control, the Board shall have the discretion to determine the treatment with respect to Options granted pursuant to the Plan, including, without limitation, the discretion to immediately terminate the Option held by such optionee and to grant such optionee, in lieu thereof, the right to receive an amount for each Option held by such optionee equal to (x) the Fair Market Value of a share of Common Stock on the date of the consummation of such Change of Control, less the per share exercise price of such Option, multiplied by (y) the number of shares of Common Stock vested under such Option as of the Change of Control (taking into account any shares that vest as a result of such Change of Control).

               (E) SALE OF A RELATED ENTITY. Subject to subsection (G) and subsection 6(h) below, if following the Exercisability Date the Company shall close a transaction providing for the sale of a Related Entity, then the Option held by each optionee who continues his/her employment with such Related Entity following such transaction shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 30 days of after the date of such transaction (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

               (F) OTHER TERMINATION OF EMPLOYMENT. Subject to subsection (G) and subsection 6(h) below, if following the Exercisability Date the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections (A)--(E) above, such optionee shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 30 days of after the date of such optionee's termination (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

               (G) PURCHASE OPTION. If the Options granted pursuant to this Plan become exercisable on January 1, 2008, the Company and/or its designee(s) shall have the option (the "PURCHASE OPTION") to purchase on and after July 1, 2008, until December 31, 2008, and if the option is exercised, the optionee (or, with respect to Common Stock acquired pursuant to the exercise of an Option, the optionee's assignee, or the optionee's executor or the administrator of the optionee's estate, in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's Disability (hereinafter, collectively with such optionee, the "GRANTOR")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the shares of Common Stock and/or Options held by the Grantor (such shares of Common Stock and Options collectively being referred to as the "PURCHASABLE SHARES"). The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within fifteen days prior to such exercise. Such notice shall state the number of Purchasable Shares to be purchased and the purchase price of such Purchasable Shares. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of any Option, the Fair Market Value of a share of Common Stock on the date of the notice of exercise of the Purchase Option less the per share exercise price of such Option, multiplied by the number of shares of Common Stock vested under such Option (including by acceleration). The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchaser(s); PROVIDED, HOWEVER, that in the event that, notwithstanding the foregoing, a Grantor shall fail to comply with its obligations hereunder, such shares of Common Stock and/or Options constituting Purchasable Shares shall be immediately and automatically cancelled and such Grantor shall solely have the right to receive the payment described herein. Additionally, in the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of, and paid to the holder of, all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered. To assure the enforceability of the Company's rights under this subsection
                    (F), each certificate or instrument representing Common Stock or an Option held by an optionee shall bear a conspicuous legend in substantially the following form:

               "THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 2001 BROAD-BASED STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

               The Company's rights under this subsection (G) shall terminate upon the consummation of an IPO.

     e. MAXIMUM EXERCISE. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

     f. CONTINUATION OF EMPLOYMENT. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until at least three months prior to the date of exercise of the Incentive Option.

     g. NO EMPLOYMENT RIGHTS. Any termination of employment of an optionee with the Company or any Related Entity shall in no way change or amend the Company's at-will termination policy.

     h. COMPLIANCE WITH EXCHANGE ACT. The Company hereby covenants that it will register the shares of Common Stock issuable under the Plan under the Exchange Act when and if such registration is required by the Exchange Act.

7.   ADJUSTMENT OF SHARES

     Except as otherwise contemplated in SECTION 6, and unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "ADJUSTMENT EVENT"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately and equitably adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code to an Incentive Option, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

     In the event the Company is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to the Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity. In the event of any perceived conflict between the provisions of
SECTION 6 and this SECTION 7, the Committee's determinations under SECTION 6 shall control.

8.   ASSIGNMENT OR TRANSFER

     No Option, may be transferred, assigned, pledged or hypothecated by any optionee, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except after an IPO by beneficiary designation, will or the laws of descent and distribution. Subject to the limitations contained in this SECTION 8, an Option may be exercised during the lifetime of the optionee only by the optionee or, following an IPO, by the optionee's guardian or legal representative. Such right shall not be transferable and shall be exercisable only by the optionee to whom such right was granted.

9.   COMPLIANCE WITH SECURITIES LAWS

     The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any applicable state securities laws, to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

     Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

          "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."

     This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

10.  WITHHOLDING TAXES

     By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or any Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or on the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

11.  COSTS AND EXPENSES

     The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

12.  FUNDING OF PLAN

     The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

13.  OTHER INCENTIVE PLANS

     The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

14.  EFFECT ON EMPLOYMENT

     Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Employee, and
(ii) any Employee to remain in the employ of the Company or any Related Entity.

15.  DEFINITIONS

     In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

     "ADJUSTMENT EVENT" shall have the meaning set forth in SECTION 7 hereof.

     "AFFILIATE" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     "BOARD OF DIRECTORS" shall have the meaning set forth in SECTION 2 hereof.

     "CHANGE OF CONTROL" shall mean the first to occur of the following events:
     (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons as determined pursuant to Section 13(d) of the Exchange Act and the regulations and interpretations thereunder (a "GROUP") other than one or more members of the HMC Group, or (ii) the acquisition by any Person or Group other than one or more members of the HMC Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

     "CODE" shall have the meaning set forth in SECTION 1 hereof.

     "COMMITTEE" shall have the meaning set forth in SECTION 2 hereof.

     "COMMON STOCK" shall have the meaning set forth in SECTION 3 hereof.

     "COMPANY" shall have the meaning set forth in SECTION 1 hereof.

     "DISABILITY" shall mean (i) permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis or (ii) if no such long-term disability plan exists, an inability to perform a participant's employment duties and responsibilities by reason of any physical or mental condition for a period of 26 consecutive weeks or a period of 26 weeks during any 12-month period in connection with the same physical or mental condition or (iii) another meaning agreed to in writing by the Committee and the optionee; PROVIDED, HOWEVER, that in the case of the optionee holding an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

     "EMPLOYEE" shall have the meaning set forth in SECTION 4 hereof.

     "EXCHANGE ACT" shall have the meaning set forth in SECTION 2 hereof.

     "EXERCISABILITY DATE" shall mean the earlier to occur of (A) the date which is six months after the consummation of an IPO and (B) January 1, 2008.

     "FAIR MARKET VALUE" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination; or if there were no sales on such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

     "GOOD CAUSE" shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in the conduct of his or her duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company;
     (D) the optionee's willful failure to execute or comply with the policies of the Company or his or her stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee.

     "GRANTOR" shall have the meaning set forth in SECTION 6(D)(III)(F) hereof.

     "HMC GROUP" shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates, and their respective employees, officers, partners and directors (and members of their respective families and trusts for the primary benefit of such family members).

     "INCENTIVE OPTIONS" shall have the meaning set forth in SECTION 6 hereof.

     The term "INCLUDING" when used herein shall mean "including, but not limited to."

     "IPO" shall mean a firm commitment underwritten public offering of Common Stock pursuant to a prospectus, registration statement or similar document under the Securities Act or equivalent laws of appropriate jurisdiction, where such shares of Common Stock are listed on at least one of the New York Stock Exchange, the American Stock Exchange or authorized to be quoted and/or traded on the NASDAQ Stock Market.

     "NON-QUALIFIED OPTIONS" shall have the meaning set forth in SECTION 6 hereof.

     "OPTIONS" shall have the meaning set forth in SECTION 1 hereof.

     "PERSON" shall have the meaning set forth in SECTION 4 hereof.

     "PLAN" shall have the meaning set forth in SECTION 1 hereof.

     "PURCHASABLE SHARES" shall have the meaning set forth in
     SECTION 6(D)(III)(F) hereof.

     "PURCHASE OPTION" shall have the meaning set forth in SECTION 6(D)(III)(F) hereof.

     "RELATED ENTITIES" shall have the meaning set forth in SECTION 1 hereof.

     "RULE 16B-3" shall have the meaning set forth in SECTION 2 hereof.

     "SECURITIES ACT" shall have the meaning set forth in SECTION 9 hereof.

     "TERM" shall have the meaning set forth in SECTION 17 hereof.

16.  AMENDMENT OF PLAN

     The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; PROVIDED that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be deemed necessary or appropriate by the Board of Directors in order to cause the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code and
(ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall materially impair the value of any Options previously granted under the Plan, without the consent of the holder thereof.

17.  EFFECTIVE DATE

     The Plan shall be effective as of January 1, 2001, and shall be void retroactively as to any Incentive Option if not approved by the stockholders of the Company within twelve months thereafter. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan or the date of approval of the Plan by the stockholders of the Company, whichever is earlier, unless sooner terminated by the Board of Directors (the "TERM").